                                                                      EXHIBIT 24




                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Debt Securities, Warrants to purchase Debt Securities, Second Preferred Stock, Preference Stock, Depositary Shares, Preferred Shares, "Backup Undertakings" with respect to Preferred Shares, Common Stock and Warrants to purchase Common Stock of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereto set his hand this 8th day of June, 1995.




                                       /S/ ROBERT A. BELFER
                                       ________________________________________
                                       Robert A. Belfer

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Debt Securities, Warrants to purchase Debt Securities, Second Preferred Stock, Preference Stock, Depositary Shares, Preferred Shares, "Backup Undertakings" with respect to Preferred Shares, Common Stock and Warrants to purchase Common Stock of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereto set his hand this 9th day of June, 1995.




                                       /S/ NORMAN P. BLAKE, JR.
                                       ________________________________________
                                       Norman P. Blake, Jr.

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Debt Securities, Warrants to purchase Debt Securities, Second Preferred Stock, Preference Stock, Depositary Shares, Preferred Shares, "Backup Undertakings" with respect to Preferred Shares, Common Stock and Warrants to purchase Common Stock of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereto set his hand this 15th day of June, 1995.




                                       /S/ JOHN H. DUNCAN
                                       ________________________________________
                                       John H. Duncan

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Debt Securities, Warrants to purchase Debt Securities, Second Preferred Stock, Preference Stock, Depositary Shares, Preferred Shares, "Backup Undertakings" with respect to Preferred Shares, Common Stock and Warrants to purchase Common Stock of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereto set his hand this 9th day of June, 1995.




                                       /S/ JOE H. FOY
                                       ________________________________________
                                       Joe H. Foy

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Debt Securities, Warrants to purchase Debt Securities, Second Preferred Stock, Preference Stock, Depositary Shares, Preferred Shares, "Backup Undertakings" with respect to Preferred Shares, Common Stock and Warrants to purchase Common Stock of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereto set her hand this 19th day of June, 1995.




                                       /S/ WENDY L. GRAMM
                                       ________________________________________
                                       Wendy L. Gramm

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Debt Securities, Warrants to purchase Debt Securities, Second Preferred Stock, Preference Stock, Depositary Shares, Preferred Shares, "Backup Undertakings" with respect to Preferred Shares, Common Stock and Warrants to purchase Common Stock of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereto set his hand this 10th day of June, 1995.




                                       /S/ ROBERT K. JAEDICKE
                                       ________________________________________
                                       Robert K. Jaedicke

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Debt Securities, Warrants to purchase Debt Securities, Second Preferred Stock, Preference Stock, Depositary Shares, Preferred Shares, "Backup Undertakings" with respect to Preferred Shares, Common Stock and Warrants to purchase Common Stock of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereto set his hand this 15th day of June, 1995.




                                      /S/ RICHARD D. KINDER
                                      _________________________________________
                                      Richard D. Kinder

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Debt Securities, Warrants to purchase Debt Securities, Second Preferred Stock, Preference Stock, Depositary Shares, Preferred Shares, "Backup Undertakings" with respect to Preferred Shares, Common Stock and Warrants to purchase Common Stock of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereto set his hand this 15th day of June, 1995.




                                       /S/ KENNETH L. LAY
                                       ________________________________________
                                       Kenneth L. Lay

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Debt Securities, Warrants to purchase Debt Securities, Second Preferred Stock, Preference Stock, Depositary Shares, Preferred Shares, "Backup Undertakings" with respect to Preferred Shares, Common Stock and Warrants to purchase Common Stock of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereto set his hand this 13th day of June, 1995.




                                       /S/ CHARLES A. LEMAISTRE
                                       ________________________________________
                                       Charles A. LeMaistre

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Debt Securities, Warrants to purchase Debt Securities, Second Preferred Stock, Preference Stock, Depositary Shares, Preferred Shares, "Backup Undertakings" with respect to Preferred Shares, Common Stock and Warrants to purchase Common Stock of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereto set his hand this 15th day of June, 1995.




                                       /S/ JOHN A. URQUHART
                                       ________________________________________
                                       John A. Urquhart

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Debt Securities, Warrants to purchase Debt Securities, Second Preferred Stock, Preference Stock, Depositary Shares, Preferred Shares, "Backup Undertakings" with respect to Preferred Shares, Common Stock and Warrants to purchase Common Stock of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereto set his hand this 12th day of June, 1995.




                                       /S/ JOHN WAKEHAM
                                       ________________________________________
                                       John Wakeham

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Debt Securities, Warrants to purchase Debt Securities, Second Preferred Stock, Preference Stock, Depositary Shares, Preferred Shares, "Backup Undertakings" with respect to Preferred Shares, Common Stock and Warrants to purchase Common Stock of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereto set his hand this 12th day of June, 1995.




                                       /S/ CHARLS E. WALKER
                                       ________________________________________
                                       Charls E. Walker

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., a Delaware corporation (the "Company"), of Debt Securities, Warrants to purchase Debt Securities, Second Preferred Stock, Preference Stock, Depositary Shares, Preferred Shares, "Backup Undertakings" with respect to Preferred Shares, Common Stock and Warrants to purchase Common Stock of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Jack I. Tompkins, Kurt S. Huneke and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned has hereto set his hand this 15th day of June, 1995.




                                       /S/ HERBERT S. WINOKUR, JR.
                                       ________________________________________
                                       Herbert S. Winokur, Jr.